EXHIBIT 10.38(a)

        Employment Contracts between the Company and certain officers.

                                                                Exhibit 10.38(a)

                              EMPLOYMENT AGREEMENT

    THIS AGREEMENT, made as of this 24th day of October, 1995, by and between GOLDEN STAR RESOURCES LTD. (the "Company") and GORDON BELL (the "Employee").

    WHEREAS the Company wishes to have the benefit of the Employee's services;
and

    WHEREAS the Employee wishes to be so employed;

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

1.  Employment
    ----------

a) The Company hereby employs the Employee and the Employee hereby agrees to render exclusive and full-time services to the Company for the Term (as defined in Section 2 hereof) as Vice President and Chief Financial Officer, on the terms and conditions set forth in this Agreement and subject to the direction of the Chairman and Chief Executive Officer, the President and the Board of Directors of the Company. In connection therewith, the Employee shall perform such duties commensurate with such office as he shall reasonably be directed by such officers and the Board of Directors of the Company to perform.

b) The Employee shall be principally employed at the Company's principal place of business in the City of Denver in the State of Colorado. The Employee acknowledges that in the performance of his duties he will be required on a regular basis to travel and perform these duties in other locations and the Employee agrees to undertake the required amount of travel away from his principal place of employment as may reasonably be necessary for the business of the Company.

2.  Term of Employment
    ------------------

    This Agreement shall be for a three-year term (the "Initial Term") commencing on November 6, 1995 and ending on November 6, 1998 (such term including any extensions thereof pursuant to this Agreement being herein referred to as the "Term"), unless extended or sooner terminated as herein provided in section 5. In addition, this Agreement shall continue in full force and effect from year to year after the expiration of the Initial Term, unless either party give prior written notice to the other of its election to terminate this Agreement, as herein provided in section 5.

3.  Service
    -------

a) The Employee shall devote his entire business time, best efforts, skills and attention to the Company in fulfilling his duties and responsibilities hereunder faithfully and diligently.

b) The Employee shall promptly report to the Chairman of the Board or the Chairman of the Audit Committee as may be most appropriate, all matters and transactions of which he is aware that may result in a violation of laws, regulations or the Company's policies or in which a potential conflict of interest between the Employee and the Company and the Company may arise and the Employee shall not proceed with such matters or transactions until the Board's approval thereof is obtained. The Employee shall similarly report any violations or potential conflict of interest he is aware of between any employee of the Company or its subsidiaries and the Company. For purposes of clarification, this subsection is not intended to limit in any way the Employee's other fiduciary obligations to the Company which may arise in law or equity.

4.  Compensation and Benefits
    -------------------------

a) For all services to be rendered by the Employee hereunder, the Company shall pay to the Employee, and the Employee hereby accepts, a salary (the "Salary") of US$180,000 per annum payable in equal semi-monthly installments in arrears.

b) As incentive for joining the Company, the Employee shall be granted on his starting date with the Company a stock option to purchase 250,000 common shares of the Company at a price to be determined on the date of the grant in accordance with the Company's Employees' Stock Option Plan. Additionally, when and if Pan African Resources Corporation ("PARC") adopts an Employees' Stock Option Plan, the Employee shall be granted, along with other key officers of the Company, a stock option to purchase 100,000 common shares of PARC at the price and in accordance with the terms and conditions of such PARC Employees' Stock Option Plan. If the PARC stock option is not granted within 6 months from the date of employment, the Company shall grant a stock option to purchase an equivalent number of its own common shares. The Employee shall also be granted, on his starting date with the Company, a stock option to purchase 25,000 Class B common shares of Guyanor Ressources S.A. ("Guyanor"). The Employee shall be granted a stock option to purchase an additional 75,000 Class B common shares of Guyanor within six (6) months of his starting date with the Company. The stock options granted by the Company and PARC shall vest as to one-third of the common shares on the date of grant, and one third on each of the first and second anniversaries of employment with the Company. The stock option granted by Guyanor shall vest in accordance with the Guyanor Stock Option Plan.

c) The Employee shall be granted at the end of his first year of employment with the Company an initial bonus of at least US$35,000 payable in cash and/or by issuance of common shares of the Company at the then market price at the discretion of the Compensation Committee of the Company.

d) In addition to Employee's entitlement under Section 4(b), the Employee shall be entitled to participate in the Company's Employees' Stock Option Plan, a copy of which is attached hereto as Schedule A.

e) In addition to the Employee's entitlement under Section 4(b), the Employee shall be entitled to participate in the Company's Stock Bonus Plan, a copy of which is attached hereto as Schedule B.

f) The Employee shall be entitled from the date of employment to participate in any and all group insurance, hospital, major medical and disability benefits, savings or retirement plans, or other fringe benefits of the Company as established by the Company from time to time for management personnel, provided that the Employee shall have fulfilled all eligibility
               --------
    requirements for such benefits. The Company has not, at the date hereof, established a saving or retirement plan.

g) The Company shall, subject to approval by the Chairman and Chief Executive Officer or the President, reimburse the Employee for all reasonable and documented travel, entertainment and other business expenses actually and properly incurred by him directly related to the Company's business.

h) The Employee shall be entitled to four weeks of vacation during each year of employment hereunder at such time or times as may be selected by the Employee and as are in accordance with the Company's policies and requirements, subject to approval by the Chairman and Chief Executive Officer and subject to reasonable operating requirements of the Company.

i) The Company shall reimburse the Employee for all reasonable expenses incurred relocating from Toronto to Denver. Such expenses include, but are not limited to transportation and accommodation for the Employee and his family to establish a home, temporary lodging and meals, moving and storage of all belongings and household contents, real estate commission on the sale of the Employee's current residence and legal and other expenses relating to immigrating to the United States.

j) The Company agrees to provide to the Employee a temporary guarantee or bridge financing, if required, of up to US$300,000 for the purchase of a home in Denver. Such bridge financing will be repaid from the proceeds from the Employee's current residence upon sale or, at the latest, within 6 months from the date of advance.

5.  Termination
    -----------

    This Agreement may be terminated in the following manner in the specified circumstances:

a)  By the Company:

    (i)  for cause, immediately upon notice in writing from the Company to the
         ---------
    Employee, in which case the Company shall have no further obligation to the Employee other than any compensation and benefits due the Employee up to and including the date of termination. For the purposes of this Agreement, "cause" shall mean:

         (aa) the willful and continued failure of the Employee to perform substantially the Employee's duties with the Company or one of its affiliates (other than any such failure resulting from temporary incapacity due to physical or mental illness), after a demand in writing for substantial performance is delivered to the Employee by the Board, the Chief Executive Officer or President of the Company which specifically identifies the manner in which the Board, Chief Executive Officer or President believes that the Employee has not substantially performed the Employee's duties; or

         (bb) the willful engaging by the Employee in illegal conduct or gross misconduct which is materially injurious to the Company.

    (ii) without cause, at any time upon (A) the giving of written notice by the
         -------------
    Company to the Employee, and (B) the payment by the Company to the Employee in a lump sum at the time of termination of the Salary, bonus and benefits to which the Employee would be entitled to receive for a period of twelve months after such termination had the termination not occurred, in which case the Employee shall be free to seek other employment.

    (iii)immediately and without notice upon the death of the Employee, in
                                        ------------------------------
    which case the Company shall have no further obligation to the Employee's estate or representatives other than any compensation due the Employee up to and including the date of death and other than as provided in any benefit plans in effect at the date of death which are applicable to the Employee;

    (iv) at any time upon 91-day notice in writing from the Company to the Employee, if the Employee shall by reason of illness or mental or physical disability or incapacity fail for any three consecutive calendar months in any calendar year or for six months in the aggregate in any two successive calendar years to have performed substantially all of his duties under this Agreement, in which case the Company shall have no further obligation to the Employee other than any compensation and benefits due to the Employee up to and including the date of termination. During the 91-day notice period, the Employee shall be considered a full-time employee of the Company. The Employee shall thereafter be entitled to such other payments as may be due under any disability insurance policy of the Company in accordance with the terms of such policy.

b) By the Employee upon three months' notice in writing to the Company. The Company may waive the notice in whole or in part.

c) Upon any termination of employment as set forth in this Section 5, the Employee shall, unless otherwise advised by the Company, do the following:

    (i) immediately resign all offices held (including directorships, if any) in the Company (and any subsidiary company or other affiliated company of the Company) and except as provided in this Agreement, the Employee shall not be entitled to receive any additional severance payment or additional compensation for loss of office or otherwise by reason of the resignation. If the Employee fails to resign as described herein, the Company is irrevocably authorized to appoint any other person in his name and on his behalf to sign any documents or do any things necessary or requisite to give effect to such resignation; and

    (ii) promptly turn over to the Company all books of account, computer files, maps, records, reports and other documents, materials and property used by the Employee in the performance of his duties herein prescribed or otherwise belonging to the Company.

d) All amounts payable under this Section 5 shall, at the option of the Company, be delivered to the Employee personally or be mailed to the Employee at the address referred to in Section 10(d).

6.  Change in Control
    -----------------

    If the Employee's employment by the Company is terminated upon the occurrence of a Change in Control (as hereinafter defined) of the Company, then the Employee shall be entitled to receive the same Salary, bonus and benefits he would have been entitled to receive for a period of twelve months after such termination had the Change of Control not occurred and such amount shall be payable in a lump sum at the date of termination. For purposes of this Agreement, a Change in Control means (i) the acquisition by any person of a sufficient number of the outstanding voting securities of the Company to materially affect the control of the Company; (ii) a majority of the board of Directors of the Company shall be individuals who are not nominated by the Board of Directors of the Company; (iii) the Company is merged or consolidated with any person (and the Company is not the surviving corporation); (iv) all or substantially all of the assets of the Company are acquired by another person; or (v) the Employee's office, station or duties as provided for in this Agreement are materially reduced or adversely changed.

7.  Confidentiality and Restrictive Covenant
    ----------------------------------------

    The Employee acknowledges that as a condition of his employment he is required to maintain the confidentiality of the Company's affairs and, accordingly, agrees to execute a Confidentiality and Restrictive Covenant Agreement in the form attached hereto as Schedule C.

8.  Business Conduct Policy and Policy for Public Disclosure
    --------------------------------------------------------

    The Employee acknowledges receipt of the Business Conduct Policy and the Policy for Public Disclosure and Dealing with the Financial Investment Community in the form attached hereto as Schedule D and, having read and understood both policies, agrees to abide by them in their entirety. The Company shall promptly notify the Employee of any modifications to these policies.

9.  Trading in Company Securities
    -----------------------------

    The Employee acknowledges he may not purchase or sell any security of the Company (directly or indirectly through accounts which he controls or in which he has an interest) unless such purchase or sale has been approved in writing by the Chairman or the President or General Counsel, and agrees that before purchasing or selling any such Company security, he will seek their proper approval of such transaction, such approval not to be unreasonably withheld.

10. Miscellaneous
    -------------

I. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver of such terms, covenants or conditions and the waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

II. Should any provision or provisions of this Agreement be illegal or not enforceable, it or they shall be considered separate and severable from this Agreement and its remaining provisions shall remain in force and be binding upon the parties as though the provision or provisions had never been included.

III.This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, and each of the parties attorns to the non-exclusive jurisdiction of the courts of the State of Colorado.

IV. Any and all notices referred to herein shall be in writing and may be delivered by mail, by telecopy or by hand. Notice shall be deemed to be given five days after mailing, if mailed in the United States by registered mail, on the date of actual receipt if given by telecopy, or on the date of delivery, if delivered by hand.

    Address for mailing, telecopy or delivery by hand shall be as follows:

    A.  To the Employee:

        To be notified.


    B.  To the Company:

        1.  One Norwest Center
        2.  1700 Lincoln Street
        3.  Suite 1950
        4.  Denver, Colorado  80203
        5.  U.S.A.
        6. Attention of the Chairman and Chief Executive Officer with copy to the President and to the General Counsel
        7. or such other address as either party may from time to time designate in writing.

V. In the event of any difference of opinion or dispute between the Employee and the Company with respect to the construction or interpretation of this Agreement or the alleged breach thereof which cannot be settled amicably by agreement of the parties, such dispute shall be submitted to and determined by arbitration in the city of Denver, Colorado in accordance with the rules of the American Arbitration Association, and judgment upon the award shall be final, binding, and conclusive upon the parties and may be entered in the highest court, state or federal, having jurisdiction.

VI. The rights and obligations of the Company under this Agreement are with the prior written consent of the Employee assignable by the Company to any affiliate of the Company, to any successor by merger to the Company and to any person that acquires all or substantially all of the assets and business of the Company as a going concern. This Agreement shall be binding upon and shall enure to the benefit of the Company and its successors and assigns, and the Employee and his legal representatives, heirs, legatees and distributees, but shall not be assignable by the Employee.

VII.This Agreement supersedes any and all prior written or oral agreements between the Company and the Employee and constitutes the entire agreement between the parties hereto. No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by both parties hereto.

VIII. This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year appearing on page one of this Agreement.


GOLDEN STAR RESOURCES LTD.


By:  _____________/s/___________________     ____________/s/__________
     David K. Fagin                          Witness:  Barbara Powell
     Chairman & Chief Executive Officer



     _____________/s/___________________     __________/s/____________
     Gordon Bell                             Witness:  Steve J. Altman

                                  SCHEDULE C
                                  ----------
                          GOLDEN STAR RESOURCES LTD.
                              One Norwest Center
                        1700 Lincoln Street, Suite 1950
                        Denver, Colorado  U.S.A.  80203


CONFIDENTIAL
------------

TO: GORDON BELL

              CONFIDENTIALITY AND RESTRICTIVE COVENANT AGREEMENT
              --------------------------------------------------

In connection with your employment with Golden Star Resources Ltd. and its affiliates (collectively the "Company"), you have access to financial, operating, technical and other information concerning the Company and its mining assets and specifically, but not limited to, the properties of the Company, or access to confidential records of the Company containing such information, some of which has not previously been made available to the public at large prior to the date hereof ("Confidential Information").

You understand that Confidential Information received by you in the course of your employment with the Company is considered by the Company to be confidential in nature and you will treat it as such. In consideration for being employed by the Company as aforesaid, you agree to the covenants which follow and you will not, without the express written consent of the Company, use Confidential Information for any purpose other than to provide the employment services for which you were hired.

The term "person" as used herein shall be interpreted very broadly and shall include without limitation any corporation, company, partnership or individual.

You agree that you will not, either during the term of your employment with the Company, or at any time thereafter, disclose or reveal in any manner whatsoever, the Confidential Information to any other person, except as required to carry out the terms of your employment, nor shall you make any use thereof, directly or indirectly, for any purpose other than the purposes of the Company, and you shall not disclose or use for any purposes, other than those of the Company, the Confidential Information.

You are hereby advised that there are restrictions on the purchase of securities imposed by applicable Canadian and United States securities laws and other domestic and foreign laws relating to the possession of material information about a public company which has not previously been made available to the public at large.

In the event that your employment with the Company is terminated for any reason whatsoever, you agree that you shall return to the Company, promptly upon the Company's written request therefor, any documents, photographs, magnetic tapes and other property containing Confidential Information which were received by you pursuant hereto without retaining copies thereof.

The provisions of this letter agreement relating to Confidential Information will not apply to any part of such Confidential Information which you can clearly demonstrate to the reasonable satisfaction of the Company is now or subsequently becomes part of the public domain through no violation of this letter agreement, or was in your lawful possession prior to its disclosure to you by the Company.

You shall not, without the Company's prior written approval, at any time during the period of your employment and within two (2) years following the termination of your employment with the Company, either individually or with any other person, whether as principal, agent, shareholder, officer, advisor, manager, employee or otherwise, (a) make use of any of the Confidential Information; (b) acquire, lease or otherwise obtain or control any beneficial, direct or indirect interest in mineral rights or other rights or lands in any mineral property in which the Company holds, contemplates acquiring or is negotiating to acquire an interest at the time of termination.

If, notwithstanding the prohibition set forth in the preceding paragraph, you acquire, lease or otherwise obtain or control any interest, directly or indirectly, in breach of the preceding paragraph, you shall notify the Company of such acquisition within the thirty (30) days immediately following the date of such acquisition and you agree, upon demand by the Company, to convey or cause to be conveyed such interest to the Company as soon as practicable thereafter, in consideration of the payment by the Company to you of the sum of $1.00.

You acknowledge that the Company would not have an adequate remedy at law for monetary damages in the event that the covenants referred to above are not performed in accordance with their terms and therefore agree that the Company shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity.

It is further understood and agreed that no failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other right, power or privilege hereunder.

Should any provision or provisions of this Agreement be illegal or not enforceable, it or they shall be considered separate and severable from this Agreement and its remaining provisions shall remain in force and be binding upon the parties as though the provision or provisions had never been included.

This letter agreement shall be governed and construed in accordance with the laws of the State of Colorado.

If you are in agreement with the foregoing, please sign and return one copy of this letter which will then constitute our agreement with respect to the subject matter hereof as of the date first written above.

Yours truly,

GOLDEN STAR RESOURCES LTD.


By: /s/ David K. Fagin
   __________________________
   David K. Fagin
   Chairman and Chief Executive Officer



Agreed to and accepted this 24th day of October, 1995.


/s/ Gordon Bell
______________________________
GORDON BELL

                             EMPLOYMENT AGREEMENT

        THIS AGREEMENT, made as of this 25th day of November, 1997 (the

"Agreement"), by and between GOLDEN STAR RESOURCES LTD. (the "Company") and
 ---------                                                    -------
LOUIS O. PELOQUIN (the "Employee").
                        --------

        WHEREAS the Employee and the Company entered into an employment agreement dated June 21, 1993; and

        WHEREAS the Company and the Employee wish to enter into a new employment agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

1.      Employment
        ----------

a) The Company hereby employs the Employee and the Employee hereby agrees to render exclusive and full-time services to the Company for the Term (as defined in Section 2 hereof) as Vice President, General Counsel and Secretary of the Company and, if and for so long as the Employee is appointed by the Board of Directors as such, as Compliance Officer of the Company, on the terms and conditions set forth in this Agreement and subject to the direction of (i) the President and Chief Executive Officer as to all matters and (ii) the Board of Directors of the Company as to legal, ethical and compliance matters and, when requested, as to any other matters. In connection therewith, the Employee shall perform such duties commensurate with such office as he shall reasonably be directed by such officer and the Board of Directors of the Company to perform.

b) The Employee shall be principally employed at the Company's principal place of business in the City of Denver in the State of Colorado. The Employee acknowledges that in the performance of his duties he will be required from time to time to travel and perform these duties in other locations and the Employee shall undertake such reasonable amount of travel away from his principal place of employment as may reasonably be necessary for the business of the Company.

2.      Term of Employment
        ------------------

        The Agreement shall be for a three-year term commencing on November 25, 1997 and ending on November 25, 2000 (such term including any extensions thereof pursuant to the Agreement being herein referred to as the "Term"), unless
                                                           ----
extended or sooner terminated as herein provided in section 5. In addition, the Agreement shall continue in full force and effect from year to year after the expiration of the Term, unless either party gives prior written notice to the other of its election to terminate the Agreement, as herein provided in section 5.

3.      Services
        --------

a) The Employee shall devote his entire business time, best efforts, skills and attention to the Company in fulfilling his duties and responsibilities hereunder faithfully and diligently. The Employee shall be provided with an appropriate office and with adequate secretarial and other support facilities.

b) The Employee shall promptly report to the President of the Company all matters and transactions of which he is aware that may result in a violation of laws, regulations or the Company's policies or in which a potential conflict of interest between the Employee and the Company may arise and the Employee shall not proceed with such matters or transactions until the President's approval thereof is obtained. The Employee shall similarly report any violations or potential conflict of interest he is aware of between any employee of the Company or its subsidiaries and the Company; provided, however, that the Employee shall report directly to the Board of Directors of the Company any violation or potential conflict of interest he is aware of involving the President of the Company. For purposes of clarification, this subsection is not intended to limit in any way the Employee's other fiduciary obligations to the Company which may arise in law or equity.

c) In addition to the services described above, the Employee has been designated as the Company's Compliance Officer as of August 7, 1997. In such capacity, the Employee shall be responsible for (i) overseeing the updating and dissemination of the Company's compliance policies as in effect from time to time, including its Business Conduct Policy and the Company's Policy for Public Disclosure and Dealing with the Financial Investment Community and any explanatory materials necessary to ensure that the Company's officers and employees understand and are familiar with applicable laws, including the United States Foreign Corrupt Practices Act and U.S. federal securities laws, (ii) responding to employee inquiries regarding any aspect of the Company's compliance program, (iii) investigating and overseeing the investigation of any allegations concerning possible improper business conduct, (iv) providing guidance and interpretation to the Company's Board of Directors and to the Company's officers on matters relating to the compliance program, (v) reviewing compliance procedures with senior management and country managers on a regular basis to ensure that violations of law are brought to management's attention and (vi) any other actions with respect to the Company's corporate compliance policies and procedures requested by the Board of Directors or senior management.

        The Employee will also be expected to consult regularly with local counsel in the countries in which the Company operates, to maintain current information about local laws and compliance standards and ensure that the Company receives reports annually from such local counsel as to compliance with applicable law and these reports should be included in the Employee's reports to the President and the Board of Directors as described below.

     In his capacity as Compliance Officer, the Employee shall report to the President of the Company, except with respect to matters involving the President of the Company in which case he shall report directly to the Board of Directors of the Company. The Employee shall provide the President of the Company with regular reports as well as an annual review of the compliance program, including information with respect to the results of compliance audits, discipline, the identification of potential problems and corrective and preventive efforts undertaken during the prior period and any recommendations from changes in the Company's compliance program. The Employee shall also report this information to the Board of Directors annually to ensure that the directors are familiar with and able to evaluate the adequacy of the Company's compliance procedures.

4.   Compensation and Benefits
     -------------------------

a) For all services to be rendered by the Employee hereunder, the Company shall pay to the Employee, and the Employee hereby accepts, a minimum base salary (the "Salary") of US$160,000 per annum. The Salary may be increased
                  ------
     by the Board of Directors of the Company during the Term and, when increased, such higher amount shall then be the minimum base annual salary hereunder; such minimum base annual salary shall not at any given time be reduced below the highest minimum base annual salary fixed from time to time by the Board of the Directors of the Company. The Salary shall be payable in equal semi-monthly installments in arrears.

b) The Employee shall be entitled to participate in the Company's Stock Bonus Plan (copy of which is attached hereto as Schedule A) or any successor stock bonus plan.

c) The Employee shall be entitled to participate in the Company's 1997 Stock Option Plan (a copy of which is attached hereto as Schedule B) or any successor stock option plan.

d) The Employee shall be entitled to participate in any and all group insurance, hospital, major medical and disability benefits, savings or retirement plans, or other fringe benefits of the Company as established by the Company from time to time for management personnel, provided that the Employee shall have fulfilled all eligibility requirements for such benefits.

e) The Company shall, subject to approval by the President and Chief Executive Officer, reimburse the Employee for all reasonable and documented travel, entertainment and other business expenses actually and properly incurred by him directly related to the Company's business.

f) The Employee shall be entitled to four weeks of vacation during each year of employment hereunder at such time or times as may be selected by the Employee and as are in accordance with the Company's policies and requirements, subject to approval by the President and Chief Executive Officer and subject to reasonable operating requirements of the Company.

g) The Company shall secure and maintain at all times professional liability insurance on behalf of the Employee for the performance of the Employee's duties hereunder.

5.   Termination
     -----------

    The Agreement may be terminated in the following manner in the specified circumstances:

a)  By the Company:

    (i) for cause, immediately upon notice in writing from the Company to the
        ---------
    Employee, in which case the Company shall have no further obligation to the Employee other than any compensation and benefits due the Employee up to and including the date of termination. For purposes of this Agreement, "cause" shall mean:

        (aa) the willful and continued failure of the Employee to perform substantially the Employee's duties with the Company or one of its affiliates (other than any such failure resulting from temporary incapacity due to physical or mental illness), after a demand in writing for substantial performance is delivered to the Employee by the President and Chief Executive Officer of the Company which specifically identifies the manner in which the President and Chief Executive Officer believes that the Employee has not substantially performed the Employee's duties; or

        (bb) the willful engaging by the Employee in illegal conduct or gross misconduct which is materially injurious to the Company.

    (ii) without cause, at any time upon (A) the giving of written notice by the
         ------- -----
    Company to the Employee, and (B) the payment in cash by the Company to the Employee in a lump sum at the time of termination of the Salary, bonus and benefits to which the Employee would be entitled to receive for a period of twelve months after such termination had the termination not occurred, in which case the Employee shall be free to seek other employment.

        (iii) immediately and without notice upon the death of the Employee, in
                                             ------------------------------
        which case the Company shall have no further obligation to the Employee's estate or representatives other than any compensation due the Employee up to and including the date of death and other than as provided in any benefit plans in effect at the date of death which are applicable to the Employee;

        (iv) at any time upon 90-day notice in writing from the Company to the Employee, if the Employee shall by reason of illness or mental or physical disability or incapacity fail for any three consecutive calendar months in any calendar year or for six months in the aggregate in any two successive calendar years to have performed substantially all of his duties under the Agreement, in which case the Company shall have no further obligation to the Employee other than any compensation and benefits due to the Employee up to and including the date of termination. During the 90-day notice period, the Employee shall be considered a full-time employee of the Company. The Employee shall thereafter be entitled to such other payments as may be due under any disability insurance policy of the Company in accordance with the terms of such policy.

b)      By the Employee:

        (i) without good reason, upon three months' notice in writing to the
            -------------------
        Company, in which case the Company shall have no further obligation to the Employee other than any compensation and benefits due the Employee up to and including the date of termination.

        (ii) for good reason, at any time upon three months' notice in writing,
             ---------------
        in which case the Company shall pay to the Employee in cash in a lump sum at the time of termination the Salary, bonus and benefits to which the Employee would be entitled to receive for a period of twelve months after such termination had the termination not occurred.

        The Company shall be deemed to have given the Employee "good reason" for
                                                                -----------
        terminating his employment if it shall have defaulted in its obligation to the Employee with respect to the payment of compensation and provision of benefits when, as and if due within 10 business days of written notice to the Company by the Employee that such payment was not made when due.

c) Upon any termination of employment as set forth in this Section 5, the Employee shall, unless otherwise advised by the Company, do the following:

        (i) immediately resign all offices held (including directorships, if any) in the Company (and any subsidiary company or other affiliated company of the Company) and except as provided in this Agreement, the Employee shall not be entitled to receive any additional severance payment or additional compensation for loss of office or otherwise by reason of the resignation. If the Employee fails to resign as described herein, the Company is irrevocably authorized to appoint any other person in his name and on his behalf to sign any documents or do any things necessary or requisite to give effect to such resignation; and

        (ii) promptly turn over to the Company all books of account, computer files, maps, records, reports and other documents, materials and property used by the Employee in the performance of his duties or otherwise, belonging to the Company.

d) All amounts payable under this Section 5 shall, at the option of the Company, be delivered to the Employee personally or be mailed to the Employee at the address referred to in Section 10(d).

6.      Acceleration of Vesting and Extension of Exercise Period of Stock
        -----------------------------------------------------------------
 Options
 -------

        All of the stock options granted to the Employee under the stock option plan of the Company or any of its subsidiary companies shall become immediately exercisable and vested and shall remain exercisable for a period of 12 months from the date of termination of the Employee (i) if the Board of Directors of the Company shall fail at any given time to elect the Employee as Vice President, General Counsel and Secretary of the Company or to an executive position possessing comparable duties and responsibilities, (ii) should the Company discharge the Employee from his right and duty to perform services hereunder at any time without cause or (iii) should the Employee terminate his employment for good reason.

7.      Confidentiality and Restrictive Covenant
        ----------------------------------------

        The Employee acknowledges that as a condition of his employment he is required to maintain the confidentiality of the Company's affairs and, accordingly, agrees to execute a Confidentiality and Restrictive Covenant Agreement in the form attached hereto as Schedule C.

8.      Business Conduct Policy and Policy for Public Disclosure
        --------------------------------------------------------

        The Employee acknowledges receipt of the Business Conduct Policy and the Policy for Public Disclosure and Dealing with the Financial Investment Community in the form attached hereto as Schedule D and, having read and understood both policies, agrees to abide by them in their entirety. The Company shall promptly notify the Employee of any modifications to these policies.

9.      Trading in Company Securities
        -----------------------------

        The Employee acknowledges he may not purchase or sell any security of the Company (directly or indirectly through accounts which he controls or in which he has an interest) unless such purchase or sale has been approved in writing by the President and

Chief Executive Officer, and agrees that before purchasing or selling any such Company security, he will seek their prior approval of such transaction, such approval not to be unreasonably withheld.

10.     Miscellaneous
        -------------

I. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver of such terms, covenants or conditions and the waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

II. Should any provision or provisions of this Agreement be illegal or not enforceable, it or they shall be considered separate and severable from this Agreement and its remaining provisions shall remain in force and be binding upon the parties as though the provision or provisions had never been included.

III. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, and each of the parties attorns to the non-exclusive jurisdiction of the courts of the State of Colorado.

IV. Any and all notices referred to herein shall be in writing and may be delivered by mail, by telecopy or by hand. Notice shall be deemed to be given five days after mailing, if mailed in the United States by registered mail, on the date of actual receipt if given by telecopy, or on the date of delivery, if delivered by hand.

        Address for mailing, telecopy or delivery by hand shall be as follows:

        A.      To the Employee:

                1.    5300 East Nichols Drive
                      a)    Littleton, Colorado  80122
                      b)    U.S.A.

        B.      To the Company:

                1.    1660 Lincoln Street, Suite 3000
                2.    Denver, Colorado  80264
                3.    U.S.A.
                4.    Attention of the President and Chief Executive Officer
                5. or such other address as either party may from time to time designate in writing.

V. In the event of any difference of opinion or dispute between the Employee and the Company with respect to the construction or interpretation of this Agreement or the alleged breach thereof which cannot be settled amicably by agreement of the parties, such dispute shall be submitted to and determined by arbitration in the city of Denver, Colorado in accordance with the rules of the American Arbitration Association, and judgment upon the award shall be final, binding, and conclusive upon the parties and may be entered in the highest court, state or federal, having jurisdiction. The legal expenses of the Employee shall be reimbursed to the Employee if an award is rendered in favor of the Employee or if the arbitrator finds that the Employee exercised good faith in demanding arbitration of any such dispute.

VI. The rights and obligations of the Company under this Agreement are with the prior written consent of the Employee assignable by the Company to any affiliate of the Company, to any successor by merger to the Company and to any person that acquires all or substantially all of the assets and business of the Company as a going concern. This Agreement shall be binding upon and shall enure to the benefit of the Company and its successors and assigns, and the Employee and his legal representatives, heirs, legatees and distributees, but shall not be assignable by the Employee.

VII. This Agreement supersedes any and all prior written or oral employment agreements between the Company and the Employee and constitutes the entire agreement between the parties hereto. No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by both parties hereto.

VIII. This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.


        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year appearing on page one of this Agreement.



GOLDEN STAR RESOURCES LTD.


By:    __________/s/___________      ____________/s/___________
Name:  David A. Fennell              Witness: Richard A. Winters
Title: President & C.E.O.

     ___________/s/________________     ____________/s/________________
     Louis O. Peloquin                  Witness:  Christopher R. Curtis

                                  SCHEDULE C
                                  ----------
                          GOLDEN STAR RESOURCES LTD.
                              One Norwest Center
                        1700 Lincoln Street, Suite 1950
                        Denver, Colorado  U.S.A.  80203


                                 CONFIDENTIAL
                                 ------------

TO:      LOUIS O. PELOQUIN

CONFIDENTIALITY AND RESTRICTIVE COVENANT AGREEMENT
--------------------------------------------------

In connection with your employment with Golden Star Resources Ltd. and its affiliates (collectively the "Company"), you have access to financial, operating, technical and other information concerning the Company and its mining assets and specifically, but not limited to, the properties of the Company, or access to confidential records of the Company containing such information, some of which has not previously been made available to the public at large prior to the date hereof ("Confidential Information").

You understand that Confidential Information received by you in the course of your employment with the Company is considered by the Company to be confidential in nature and you will treat it as such. In consideration for being employed by the Company as aforesaid, you agree to the covenants which follow and you will not, without the express written consent of the Company, use Confidential Information for any purpose other than to provide the employment services for which you were hired.

The term "person" as used herein shall be interpreted very broadly and shall include without limitation any corporation, company, partnership or individual.

You agree that you will not, either during the term of your employment with the Company, or at any time thereafter, disclose or reveal in any manner whatsoever, the Confidential Information to any other person, except as required to carry out the terms of your employment, nor shall you make any use thereof, directly or indirectly, for any purpose other than the purposes of the Company, and you shall not disclose or use for any purposes, other than those of the Company, the Confidential Information.

You are hereby advised that there are restrictions on the purchase of securities imposed by applicable Canadian and United States securities laws and other domestic and foreign laws relating to the possession of material information about a public company which has not previously been made available to the public at large.

In the event that your employment with the Company is terminated for any reason whatsoever, you agree that you shall return to the Company, promptly upon the Company's written request therefor, any documents, photographs, magnetic tapes and other property containing Confidential Information which were received by you pursuant hereto without retaining copies thereof.

The provisions of this letter agreement relating to Confidential Information will not apply to any part of such Confidential Information which you can clearly demonstrate to the reasonable satisfaction of the Company is now or subsequently becomes part of the public domain through no violation of this letter agreement, or was in your lawful possession prior to its disclosure to you by the Company.

You shall not, without the Company's prior written approval, at any time during the period of your employment and within two (2) years following the termination of your employment with the Company, either individually or with any other person, whether as principal, agent, shareholder, officer, advisor, manager, employee or otherwise, (a) make use of any of the Confidential Information; (b) acquire, lease or otherwise obtain or control any beneficial, direct or indirect interest in mineral rights or other rights or lands in any mineral property in which the Company holds, contemplates acquiring or is negotiating to acquire an interest at the time of termination.

If, notwithstanding the prohibition set forth in the preceding paragraph, you acquire, lease or otherwise obtain or control any interest, directly or indirectly, in breach of the preceding paragraph, you shall notify the Company of such acquisition within the thirty (30) days immediately following the date of such acquisition and you agree, upon demand by the Company, to convey or cause to be conveyed such interest to the Company as soon as practicable thereafter, in consideration of the payment by the Company to you of the sum of $1.00.

You acknowledge that the Company would not have an adequate remedy at law for monetary damages in the event that the covenants referred to above are not performed in accordance with their terms and therefore agree that the Company shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity.

It is further understood and agreed that no failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other right, power or privilege hereunder.

Should any provision or provisions of this Agreement be illegal or not enforceable, it or they shall be considered separate and severable from this Agreement and its remaining provisions shall remain in force and be binding upon the parties as though the provision or provisions had never been included.

This letter agreement shall be governed and construed in accordance with the laws of the State of Colorado.

If you are in agreement with the foregoing, please sign and return one copy of this letter which will then constitute our agreement with respect to the subject matter hereof as of the date first written above.

Yours truly,

GOLDEN STAR RESOURCES LTD.


By:    ________/s/__________
Name:  David A. Fennell
Title: President & C.E.O.



Agreed to and accepted this 25th day of November, 1997.
                            ----        --------



___________/s/____________
LOUIS O. PELOQUIN

                             EMPLOYMENT AGREEMENT


   THIS AGREEMENT, made as of this 7th day of August, 1995, by and between Golden Star Resources Ltd. (the "Company") and Richard A. Winters (the "Employee").

   WHEREAS, the Company wishes to have the benefit of the Employee's services;
and

   WHEREAS, the Employee wishes to be so employed;

   NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

1. Employment
   ----------

   The Company hereby employs the Employee to render exclusive and full-time services to the Company as Vice President, Corporate Development subject to the direction of the Chairman and Chief Executive Officer, the President and the Board of Directors of the Company, and, in connection therewith to perform such duties commensurate with such office as he shall reasonably be directed by such officers and the Board of Directors of the Company to perform.

   The Employee shall be employed at the Company's principal place of business in the City of Denver in the State of Colorado. The Employee acknowledges that in the performance of his duties he will be required from time to time to travel and perform these duties elsewhere than at the Company's principal place of business and the Employee agrees to undertake such reasonable amount of travel away from his principal place of employment as may be necessary for the business of the Company.

2. Service
   -------

   The Employee shall devote his entire business time, best efforts, skills and attention to fulfilling the performance of his duties and responsibilities hereunder faithfully and diligently.

   The Employee shall refer to the Chairman of the Board all matters and transactions in which a potential conflict of interest between the Employee and the Company may arise, however remote the possibility, and shall not proceed with such matters or transactions until the Board's approval thereof is obtained. For purposes of clarification, this subsection is not intended to limit in any way the Employee's other fiduciary obligations to the Company which may arise in law or equity.

3. Term
   ----

   The term of this Agreement shall begin on August 7, 1995 and shall continue until terminated as hereinafter provided.


4. Compensation and Benefits
   -------------------------

   (a) Upon entering employment with the Company the Employee will receive a bonus of US$10,000.

   (b) For all services to be rendered by the Employee hereunder, the Company shall pay to the Employee, and the Employee hereby accepts, a salary (the "Salary") of U.S. $105,000 per annum payable in equal semi-monthly installments in arrears.

   (c) The Employee shall be entitled to participate in the Company's 1992 Employee's Stock Option Plan, a copy of which is attached hereto as Schedule A. The Company shall grant to the Employee, effective on starting date of his employment with the Company an option to purchase 33,000 common shares of the Company pursuant to the provisions of the 1992 Employee's Stock Option Plan. The option shall vest as to 34% of the common shares immediately, as to an additional 33% on the first anniversary of his employment with the Company and as to the remaining 33% on the second anniversary of his employment with the Company.

   (d) In addition, the Employee shall be entitled to receive within 24 months of his starting employment with the Company one or more stock options to purchase an aggregate of 67,000 common shares of the Company in accordance with the terms and provisions of the Employees' Stock Option Plan. The timing of such grants as well as the vesting period of the options shall be at the sole discretion of the Compensation Committee of the Company.

   (e) The Employee shall be entitled to participate in any and all group insurance, hospital, major medical and disability benefits or other fringe benefits of the Company as established by the Company from time to time for management personnel, provided that the Employee shall have fulfilled all
                      --------
eligibility requirements for such benefits.

   (f) The Company shall, subject to approval by the Chairman and Chief Executive Officer or the President, reimburse the Employee for all reasonable and documented travel, entertainment and other business expenses actually and properly incurred by him directly in relation to the Company's business.

   (g) The Employee shall be entitled to four weeks of vacation during each year of employment hereunder at such time or times as may be selected by the Employee and as are in accordance with the Company's policies and requirements, subject to approval by the Chairman and Chief Executive Officer or the President, and subject to reasonable operating requirements of the Company.

   (h) The Employee's moving expenses reasonably incurred in moving from San Francisco to Denver will be reimbursed by the Company in accordance with the Company's relocation policy.

5. Termination
   -----------

   (a) This agreement may be terminated in the following manner in the specified circumstances:

   By the Company

         (i) for cause, immediately upon notice in writing from the Company to
             ---------
         the Employee, in which case the Company shall have no further obligation to the Employee other than any compensation and benefits due the Employee up to and including the date of termination. For the purposes of this agreement, "cause" shall mean:

             (aa) the willful and continued failure of the Employee to perform substantially the Employee's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a demand for substantial performance is delivered to the Employee by the Board, the Chief Executive Officer or President of the Company which specifically identifies the manner in which the Board, Chief Executive Officer or President believes that the Employee has not substantially performed the Employee's duties; or

             (bb) the willful engaging by the Employee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

         (ii) without cause, at any time upon a six-month notice in writing from
              -------------
         the Company to the Employee in which case the Employee shall be free to seek other employment. Should the Employee obtain other employment prior to the end of this six-month period, the Company's obligations shall cease as of the date other employment is obtained.

         (iii) immediately and without notice upon the death of the Employee, in
                                              ------------------------------
         which case the Company shall have no further obligation to the Employee's estate or representatives other than any compensation due the Employee up to and including the date of death and other than as provided in any benefit plans in effect at the date of death which are applicable to the Employee;

          (iv) at any time upon three months notice in writing from the Company to the Employee, if the Employee shall by reason of illness or mental
                                                 ------------------------------
          or physical disability or incapacity fail for any three consecutive
          ------------------------------------
          calendar months in any calendar year or for six months in the aggregate in any two successive calendar years to have performed his duties under this Agreement, in which case the Company shall have no further obligation to the Employee other than any compensation and benefits due to the Employee up to and including the date of termination.

      (b) By the Employee upon a three-month notice in writing to the Company. The Company may waive the notice in whole or in part.

      (c) Upon any termination of employment as set forth in this Section 5, the Employee shall, unless otherwise advised by the Company, do the following:

          (i) immediately resign all offices held (including directorships, if any) in the Company (and any subsidiary company or other affiliated company of the Company) and save as provided in this Agreement, the Employee shall not be entitled to receive any additional severance payment or additional compensation for loss of office or otherwise by reason of the resignation. If the Employee fails to resign as mentioned, the Company is irrevocably authorized to appoint some person in his name and on his behalf to sign any documents or do any things necessary or requisite to give effect to it; and

          (ii) turn over to the Company all books of account, records, reports and other documents, materials and property used by the Employee in the performance of his duties herein prescribed or otherwise belonging to the Company.

      (d) All amounts payable under this Section 5 shall, at the option of the Company be delivered to the Employee personally or be mailed to the Employee at the address referred to in Section 7 (d).

6.    Confidentiality and Restrictive Covenant
      ----------------------------------------

      The Employee acknowledges that as a condition of his employment he is required to maintain the confidentiality of the Company's affairs and accordingly, agrees to execute a confidentiality and restrictive covenant agreement in the form attached hereto as Schedule B.

7.    Miscellaneous
      -------------

      The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

  Should any provision or provisions of this Agreement be illegal or not enforceable, it or they shall be considered separate and severable from this Agreement and its remaining provisions shall remain in force and be binding upon the parties as though the provision or provisions had never been included.

  This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, and each of the parties attorns to the non-exclusive jurisdiction of the courts of the State of Colorado.

  Any and all notices referred to herein shall be in writing and may be delivered by mail, by telecopy or by hand. Notice shall be deemed to be given three days after mailing, if mailed in the United States by registered mail, on the date of actual receipt if given by telecopy, or on the date of delivery, if delivered by hand.

Address for mailing, telecopy or delivery by hand shall be as follows:

  To the Employee:

      One Norwest Center
      1700 Lincoln Street
      Suite 1950
      Denver, Colorado  80203
      U.S.A.

  To the Company:

      One Norwest Center
      1700 Lincoln Street
      Suite 1950
      Denver, Colorado  80203
      U.S.A.

or such other address as either party may from time to time designate in writing.

  The parties hereto agree to submit all issues and disputes that may arise under or in connection with this Agreement to binding arbitration in the State of Colorado in accordance with the commercial arbitration rules of the American Arbitration Association. Each party shall be entitled to appoint one arbitrator and such appointees shall select a third arbitrator for any such arbitration.

  This Agreement shall be binding upon and shall enure to the benefit of the Company and its successors and assigns, and the Employee and his legal representatives, heirs, legatees and distributees, but shall not be assignable by the Employee.

  This Agreement supersedes any and all prior written or oral agreements between the Company and the Employee and constitutes the entire agreement between the parties hereto with respect to the financial terms of the Employee's employment. No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by both parties hereto.

  This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.


  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year appearing on page one of this Agreement.


GOLDEN STAR RESOURCES LTD.



By:  ___________/s/____________            ___________/s/__________
     David K. Fagin                        Witness:  Barbara Powell
     Chairman & Chief Executive Officer


     __________/s/_____________            ___________/s/__________
     Richard A. Winters                    Witness:  Barbara Powell

                          GOLDEN STAR RESOURCES LTD.
                              ONE NORWEST CENTER
                        1700 LINCOLN STREET, SUITE 1950
                        DENVER, COLORADO  U.S.A.  80203

                                  SCHEDULE B
                                  ----------


CONFIDENTIAL
------------

TO:  RICHARD A. WINTERS

              CONFIDENTIALITY AND RESTRICTIVE COVENANT AGREEMENT
              --------------------------------------------------

Golden Star Resources Ltd. ("Golden Star") has agreed to employ you and you have agreed to be employed by Golden Star.

In connection with your employment, you will have access to information concerning Golden Star Resources Ltd. and its affiliates (collectively "the Corporation") including, but not limited to, financial, operating and technical information, their mining assets, properties and/or projects, confidential records containing such information, some of which has not previously been made available to the public at large prior to the date hereof and which is proprietary and material to the Corporation and not otherwise generally available to knowledgeable individuals in the mining industry (collectively referred to as "Confidential Information").

You understand that Confidential Information received by you in the course of your employment with the Corporation is considered by the Corporation to be confidential in nature and you will treat it as such. In consideration for being employed by the Corporation as aforesaid, you agree to the covenants which follow and you will not, without the express written consent of the Corporation, use Confidential Information for any purpose other than to provide the employment services for which you were hired.

The term "person" as used herein shall be interpreted very broadly and shall include without limitation any corporation, Corporation, partnership or individual.

You agree that you will not, either during the term of your employment with the Corporation, or at any time thereafter, disclose or reveal in any manner whatsoever, the Confidential Information to any other person, except as required to carry out the terms of your employment, nor shall you make any use thereof, directly or indirectly, for any purpose other than the purposes of the Corporation, and you shall not disclose or use for any purposes, other than those of the Corporation, the Confidential Information.

You are hereby advised that there are restrictions on the purchase of securities imposed by applicable Canadian and United States securities laws and other domestic and foreign laws relating to the possession of material information about a public Corporation which has not previously been made available to the public at large.

In the event that your employment with the Corporation is terminated for any reason whatsoever, you agree that you shall return to the Corporation, promptly upon the Corporation's written request therefor, any documents, photographs, magnetic tapes and other property containing Confidential Information which were received by you pursuant hereto without retaining copies thereof.

The provisions of this letter agreement relating to Confidential Information will not apply to any part of such Confidential Information which you can clearly demonstrate to the reasonable satisfaction of the Corporation is now or subsequently becomes part of the public domain through no violation of this letter agreement, or was in your lawful possession prior to its disclosure to you by the Corporation.

You shall not, without the Corporation's prior written approval, at any time during the period of your employment and within two (2) years following the termination of your employment with the Corporation, either individually or with any other person, whether as principal, agent, shareholder, officer, advisor, manager, employee or otherwise, (a) make use of any of the Confidential Information; (b) acquire, lease or otherwise obtain or control any beneficial, direct or indirect interest in mineral rights or other rights or lands in any mineral property in which the Corporation holds or is negotiating to acquire an interest.

If, notwithstanding the prohibition set forth in the preceding paragraph, you acquire, lease or otherwise obtain or control any interest, directly or indirectly, in breach of the preceding paragraph, you shall notify the Corporation of such acquisition within the thirty (30) days immediately following the date of such acquisition and you agree, upon demand by the Corporation, to convey or cause to be conveyed such interest to the Corporation as soon as practicable thereafter, in consideration of the payment by the Corporation to you of the sum of $1.00.

You acknowledge that the Corporation would not have an adequate remedy at law for monetary damages in the event that the covenants referred to above are not performed in accordance with their terms and therefore agree that the Corporation shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity.

It is further understood and agreed that no failure or delay by the Corporation in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other right, power or privilege hereunder.

Should any provision or provisions of this Agreement be illegal or not enforceable, it or they shall be considered separate and severable from this Agreement and its remaining provisions shall remain in force and be binding upon the parties as though the provision or provisions had never been included.

This letter agreement shall be governed and construed in accordance with the laws of the State of Colorado.

If you are in agreement with the foregoing, please sign and return one copy of this letter which will then constitute our agreement with respect to the subject matter hereof as of the date first written above.

Yours truly,

GOLDEN STAR RESOURCES LTD.


By:   ___________/s/_____________       __________/s/__________
      David K. Fagin                    Witness: Barbara Powell



Agreed to and accepted this  9th day of August, 1995.


___________/s/________________          __________/s/___________
Richard A. Winters                      Witness:  Barbara Powell